EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 3 to Registration Statement No. 333-91227 on Form N-1A of Mercury Large Cap Series Funds, Inc. of our reports dated December 14, 2001 on each of the Funds and on each of their respective Portfolios listed below, appearing in each Fund’s October 31, 2001 Annual Report.

Name
Mercury Large Cap Core Fund Master Large Cap Core Portfolio

Mercury Large Cap Growth Fund Master Large Cap Growth Portfolio

Mercury Large Cap Value Fund Master Large Cap Value Portfolio

We also consent to the reference to us under the caption “Financial Highlights” in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York January 30, 2002